Exhibit 99.2

First Quarter 2004 Results June 9, 2004

Forward Looking Statement THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, AND BUSINESS OF THE COMPANY. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. NO ASSURANCE CAN BE GIVEN THAT ANY OF SUCH MATTERS WILL BE REALIZED. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY INCREASES SIGNIFICANTLY; (2) GENERAL ECONOMIC CONDITIONS ARE LESS FAVORABLE THAN EXPECTED; (3) THE COMPANY'S DEPENDENCE ON THE AUTOMOTIVE INDUSTRY (WHICH HAS HISTORICALLY BEEN CYCLICAL); (4) PRICING PRESSURE FROM AUTOMOTIVE INDUSTRY CUSTOMERS; (5) CHANGES IN THE FINANCIAL MARKETS AFFECTING THE COMPANY'S FINANCIAL STRUCTURE AND THE COMPANY'S COST OF CAPITAL AND BORROWED MONEY; (6) THE UNCERTAINTIES INHERENT IN INTERNATIONAL OPERATIONS AND FOREIGN CURRENCY FLUCTUATIONS; AND (7) UNCERTAINTIES RELATED TO HOSTILITIES IN THE MIDDLE EAST. THE COMPANY HAS NO DUTY UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS PRESENTATION AND THE COMPANY DOES NOT INTEND TO PROVIDE SUCH UPDATES.

Financial Statement Comments Period financial results are not totally comparable due to the Company's emergence from Chapter 11 Earnings from operations excluding fresh start accounting adjustments and reorganization items are used by management as the primary profitability measure (also referred to as earnings from operations excluding one-time adjustments in this presentation)

Agenda Company Highlights Curt Clawson, President, CEO & Chairman of the Board Financial Review Jim Yost, Vice President of Finance & CFO 2004 Outlook Curt Clawson, President, CEO & Chairman of the Board Q&A

Grow by satisfying customers Be the lowest cost producer Have the best people in the industry Our Vision Premier Automotive Supplier CONTINUED PROGRESS IN ALL THREE AREAS

First Quarter 2004 Business Highlights Sales in first quarter 2004 increased 15% over the same period in 2003 Favorable volumes, consolidation of sales at our Turkish facility acquired in the fourth quarter of fiscal 2003, as well as favorable exchange rate fluctuations boosted sales Gross profit margin increased from 10.0% in first quarter 2003 to 12.5% in first quarter 2004 Increase fueled by continuous improvement in operating performance and strong volumes Adjusted EBITDA1 increased $24.1M to $77.4M in first quarter 2004 Increased volumes, strong productivity, minimal net steel price impact Earnings from operations excluding one-time adjustments1 increased $11.8M to $26.2M Net loss of $2.7M vs. net loss of $22.6M in fiscal 2003 Cash from operations increased $54.8M to $71.9M Stronger earnings, minimal Chapter 11 payments, early customer payment Continued to execute manufacturing capacity rationalization plan with the announcement of the closure of our Howell, MI aluminum wheel facility 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

Strengthening of the Balance Sheet Redeemed $87.5M of the Company's 10 1/2% Senior Notes and prepaid $16.0M of Term Loan B, after the completion of a $125.5M follow-on equity offering on February 11, 2004 Net debt at the end of first quarter was $578.6M, a reduction of $150M from year-end fiscal 2003 Excellent liquidity (cash + unused revolver) position of approximately $164M

First Quarter 2004 Financial Review

Q1 2004 Financial Review Financial Highlights ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

Q1 2004 Financial Review Segment Highlights ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

Financial Review Q1 2004 vs. Q1 2003 - Change in Net Sales 2003 Volume/Acquisition Currency Other 2004 Show 515.3 594.1 Hide 0 515.3 555.3 590.3 0 Green 0 40 35 3.8 0 Red 0 0 0 ($ in millions)

2003 Gross Profit MG&A and Eng Asset Impair / Other 2004 Show 14.4 0 26.2 Hide 0 14.4 26.6 26.2 Green 0 22.4 Red 10.2 0.4 0 Q1 2004 Earnings (Loss) from Operations Excluding One-Time Adjustments 1 ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors. Performance/other $11M Volume/acquisition/price $8M Foreign exchange $6M Depreciation ($3M) Foreign exchange ($3M) Post-emergence professional fees ($2M) Long term incentive plan ($2M) - non-cash item Other ($2M)

Q1 2004 Free Cash Flow1 ($ in Millions) 1 Please refer to slide 24 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Net Debt ($ in Millions)

2004 Outlook

2004 Production Outlook Vehicle production estimates 16.0 million units in North America. Volumes expected to decline from Q1 levels 19.5 million units in Europe Strong commercial highway demand Class 8 truck production 248 thousand units in North America Continued strong growth in developing markets, particularly in Turkey, Brazil, and Thailand

Steel Impact Impact of increased prices on steel and steel related raw materials during the first quarter of fiscal 2004 was minimal Net impact of steel and steel related raw materials for fiscal 2004 is estimated to be $10 - $15 million Steel Impact will begin to affect earnings in 2Q 2004 Scrap sales will help offset impact of increased steel prices/surcharges Continue to pursue customer pricing opportunities and offsets 2005 Outlook Contract negotiations for 2005 to begin this summer Potential risk for an additional $10 - $15 million impact depending upon the steel markets and pricing opportunities

2004 Financial Outlook 1 Please refer to slide 23 in the appendix for additional detail.

Appendix

Non - GAAP Financial Information Earnings from Operations Excluding Fresh Start Accounting Adjustments and Reorganization Items1 ($ in Millions) 1 Please refer to slide 24 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Non-GAAP Financial Information Adjusted EBITDA1 ($ in Millions) 1 Please refer to slide 25 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

2004 Financial Outlook

Non - GAAP Financial Measures Earnings (from operations excluding fresh start accounting adjustments and reorganization items: Earnings from operations excluding fresh start accounting adjustments and reorganization items is used by management as a non-GAAP financial measure of the Company's primary profitability measure because it excludes fresh start accounting adjustments and reorganization items which do not represent normal operating performance of the Company as these items relate only to the Company's Chapter 11 filings and emergence. Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements, pay dividends to stockholders, or make corporate investments.

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, incentive compensation for management is based on Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.